                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                       First Northern Community Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

[LETTERHEAD]


                                March 28, 2001


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of First Northern Community Bancorp on Thursday, April 26, 2001, at 7:30 p.m. The meeting will be held at First Northern Bank's Operations Center located at 210 Stratford Avenue in Dixon.

     At the meeting, Shareholders will be asked to elect as directors the ten individuals nominated by the Board of Directors, to ratify the appointment of KPMG LLP as the Company's auditors for 2001, and to approve such other matters as may properly come before the Annual Meeting. The following Proxy Statement provides detailed information about the nominees, the auditors and other matters regarding the Annual Meeting.

     The Board of Directors recommends that you vote "FOR" the election of the directors nominated and "FOR" the proposals listed in the Proxy Statement.

     It is very important that as many shares as possible be represented at the meeting. Whether or not you plan to attend the Annual Meeting, we respectfully ask that you sign and return the enclosed Proxy in the postage-paid envelope as soon as possible. So that we may provide adequate seating and refreshments, please be sure to indicate whether or not you plan to attend by completing the bottom portion of the Proxy form.

     We look forward to seeing you at the meeting on April 26/th/.


                            Sincerely,

                            /s/ Owen J. Onsum

                            Owen J. Onsum
                            President and Chief Executive Officer

Enclosures

[LETTERHEAD]


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                April 26, 2001

To the Shareholders of First Northern Community Bancorp:

The Meeting of Shareholders of First Northern Community Bancorp will be held at the First Northern Bank Operations Center, 210 Stratford Avenue, Dixon, California 95620, on Thursday, April 26, 2001 at 7:30 p.m. to:

1. Elect the following ten (10) directors to serve until the next annual meeting of Shareholders and until their successors are elected and qualified:

     Lori J. Aldrete          John F. Hamel            Owen J. Onsum
     Frank J. Andrews, Jr.    Diane P. Hamlyn          David W. Schulze
     John M. Carbahal         William H. Jones, Jr.
     Gregory DuPratt          Foy S. McNaughton

2. Ratify the appointment by the Board of Directors of KPMG LLP to act as independent auditors of First Northern Community Bancorp for the year ending December 31, 2001.

3. Act upon such other matters as may properly come before such meeting or any adjournment or postponement thereof.

     All of the above matters are more fully described in the accompanying Proxy Statement.

     Shareholders of record at the close of business February 28, 2001, are entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof.

     You are strongly encouraged to attend the Meeting and also to complete, sign, date and return as promptly as possible, the proxy submitted herewith in the return envelope provided for your use whether or not you plan to attend the meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you later decide to attend the Meeting.


BY ORDER OF THE
BOARD OF DIRECTORS

/s/  Diane P. Hamlyn               /s/ Owen J. Onsum

Diane P. Hamlyn                    Owen J. Onsum
Chairman of the Board              President and Chief Executive Officer

Dated:  March 28, 2001

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

 YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT
           YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.
--------------------------------------------------------------------------------

                       FIRST NORTHERN COMMUNITY BANCORP
                195 North First Street, Dixon California 95620

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to the shareholders of First Northern Community Bancorp ("FNCBancorp" or the "Company") in connection with the solicitation of proxies (each a "Proxy" collectively, the "Proxies") to be used in voting at the Meeting of Shareholders of FNCBancorp to be held on April 26, 2001, at 210 Stratford Avenue, Dixon, California at 7:30 p.m., and at any adjournment or postponement thereof (the "Meeting" or "Annual Meeting"). The solicitation of the Proxy accompanying this Proxy Statement is made by the Board of Directors of First Northern Community Bancorp and the costs of such solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of proxies, will be borne by First Northern Community Bancorp. It is contemplated that Proxies will be solicited through the mail, but officers and staff of First Northern Community Bancorp may solicit Proxies personally. FNCBancorp may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by FNCBancorp and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by FNCBancorp.

     It is expected that this Proxy Statement and accompanying Notice will be mailed to shareholders on or about March 28, 2001.

     A Proxy for the Annual Meeting is enclosed. Any shareholder who executes and delivers a Proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of FNCBancorp an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy holders will be revoked if the person executing the Proxy is present at the Annual Meeting and advises the Chairman of his or her election to vote in person. UNLESS REVOKED, ALL SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED IN TIME FOR THE MEETING WILL BE VOTED AS SPECIFIED OR, IF NOT SPECIFIED, THEN IN FAVOR OF ELECTION OF THE BOARD OF DIRECTOR'S NOMINEES AND IN FAVOR OF ALL OTHER PROPOSALS SPECIFICALLY DISCUSSED IN THIS PROXY STATEMENT.

     The Proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Annual Meeting including, approval of minutes of the prior Annual Meeting which will not constitute ratification of the action taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Annual Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable or unwilling to serve.

                        Voting Rights and Vote Required

     Only shareholders of record at the close of business on February 28, 2001 (the "Record Date"), will be entitled to vote in person or by proxy. On that date, there were 3,072,376 shares of common stock issued and outstanding and entitled to vote.

     Shareholders of common stock of FNCBancorp are entitled to one vote for each share held, except that in the election of Directors, under California law, and the bylaws of FNCBancorp, each shareholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of common stock held by such shareholder multiplied by the number of Directors to be elected, and such shareholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. No shareholder, however, shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of common stock held by such shareholder multiplied by the number of Directors to be elected) unless the name(s) of the candidate(s) has (have) been placed in nomination prior to the voting in accordance with Article III, Section 23 of FNCBancorp's bylaws (which requires that nominations made other than by the Board of Directors be made at least 30 and not more than 60 days before the meeting) and a shareholder has given notice to FNCBancorp of an intention to cumulate votes prior to the voting according to Article II, Section 13 of FNCBancorp's bylaws. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination, in which event votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement.

     The vote required to approve each proposal is as follows:

     . In the election of directors, the ten nominees receiving the highest number of votes will be elected.

     . Approval of the selection of the independent auditors will require the affirmative vote of a majority of the shares represented at the Meeting.

     Abstentions and broker "non-votes" (shares as to which brokerage firms have not received timely voting instructions from their clients and therefore do not have the authority to vote at the Meeting) will not count as votes in favor of the election of directors or any of the other proposals.

                           Voting of Proxies--Quorum

     The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the shareholders' choices specified therein; provided, however, that where no choices have been specified,
                   --------  -------
the shares will be voted "FOR" the election of the ten nominees for Director recommended by the Board of Directors, and "FOR" the ratification of the appointment of KPMG LLP as independent auditors, and, at the proxy holder's discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in tabulations of the votes cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

                             Revocability of Proxy

     A Shareholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or a duly executed proxy bearing a later date, or by appearing and voting by ballot in person at the Meeting. In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of the actions to be voted upon.

                                  PROPOSAL 1
                                  ----------

                             ELECTION OF DIRECTORS

     FNCBancorp is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and is incorporated in the State of California. FNCBancorp's principal subsidiary is First Northern Bank of Dixon (the "Bank"), a California State chartered bank organized under the laws of California.

     At the Meeting it will be proposed to elect ten directors of FNCBancorp, each to hold office until the next annual meeting and until successors shall be elected and qualified. It is the intention of the Proxy holders named in the enclosed Proxy to vote such Proxies (except those containing contrary instructions) for the ten nominees named below.

     Pursuant to Article III, Section 23 of the bylaws of FNCBancorp, director nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of FNCBancorp not less than 30 days or more than 60 days prior to any meeting of shareholders called for election of directors. The provision also requires that the notice contain detailed information necessary to determine if the nominee is qualified under Article III, Section 22 of the bylaws. Nominations not made in accordance with the procedure set forth in Section 22 of FNCBancorp's bylaws may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s). A copy of Sections 22 and 23 of FNCBancorp's bylaws may be obtained by sending a written request to: Ms. Lynn Campbell, Corporate Secretary, First Northern Community Bancorp, 195 North First Street, Dixon, California, 95620.

     The Board does not anticipate that any of the nominees will be unable to serve as a director of FNCBancorp, but if that should occur before the Meeting, the Proxy holders, in their discretion, upon the recommendation of FNCBancorp's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The Proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the Proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.

                                   Nominees

     The following table sets forth each of the nominees for election as a director, their age, their position with FNCBancorp, and the period during which they have served as a director of FNCBancorp and the Bank.

                                                                                            Director of
                                                                                            -----------
                                                                        Director of         FNCBancorp
                                                                        -----------         ----------
Name                           Age        Position with FNCBancorp      Bank Since             Since
----                           ---        ------------------------      ----------             -----
Lori J. Aldrete                54         Director                         1995                2000
Frank J. Andrews, Jr.          52         Director                         1993                2000
John M. Carbahal               46         Director                         1996                2000
Gregory DuPratt                47         Director                         1996                2000


                                                                                            Director of
                                                                                            -----------
                                                                            Director of     FNCBancorp
                                                                            -----------    -----------
Name                            Age       Position with FNCBancorp          Bank Since         Since
----                            ---       ------------------------          ----------         -----
John F. Hamel                   60        Director                             1975             2000
Diane P. Hamlyn                 57        Chairman of the Board                1985             2000
William H. Jones, Jr.           64        Director                             1975             2000
Foy S. McNaughton               50        Director                             2000             2000
Owen J. Onsum                   56        President, CEO and Director          1996             2000
David W. Schulze                56        Director                             1978             2000

Lori J. Aldrete has been Vice President/Corporate Communications for Catholic Healthcare West ("CHW") since January, 2000. Headquartered in San Francisco, CHW has 47 hospitals in California, Arizona and Nevada. The CHW healthcare system includes Mercy Healthcare Hospitals in Sacramento and Woodland Memorial Hospital. Ms. Aldrete was Senior Vice President of the California Association of Hospital and Health Systems from 1989 to 2000 and has been a resident of Davis since 1979. Ms. Aldrete is a member of the Bank's Management and Marketing Committees.

Frank J. Andrews, Jr. is President of Andrews, Lando & Associates, a real estate development firm established in 1990, and Manager of Gainsbourgh-Classics LLC since January 1999. Prior to that time, Mr. Andrews was President of Andrews Management Services for three years and Vice President of Amos & Andrews, Inc., for fifteen years, also real estate development companies. Andrews Management Services and Amos & Andrews, Inc. are also real estate development companies. Mr. Andrews is a member of the Bank's Loan and Management Committees.

John M. Carbahal is a Certified Public Accountant and is a principal and shareholder of Carbahal & Company, Inc., an Accountancy Corporation. Mr. Carbahal is member of the Bank's Audit and Loan Committees.

Gregory DuPratt is Vice President/Sales Manager of Ron DuPratt Ford, an automobile dealership and family business located in Dixon. Mr. DuPratt is member of the Bank's Audit, Compensation, Data Processing Steering, Marketing, and Profit Sharing Committees.

John F. Hamel served as the President and Chief Executive Officer of First Northern Bank of Dixon from 1975 to 1996. Mr. Hamel is presently managing family agricultural properties. Mr. Hamel is a member of the Bank's Loan and Profit Sharing Committees.

Diane P. Hamlyn is the President and Founder of Davisville Travel, a full service travel agency. Davisville Travel was established in 1977. Ms. Hamlyn is a member of the Bank's Compensation, Loan and Management Committees.

William H. Jones, Jr. is the owner/operator of a family row crop farming operation. Mr. Jones lives in Dixon, and has farmed in the Dixon area since 1962. Mr. Jones is a member of the Bank's Audit, and Marketing Committees.

Foy S. McNaughton is the President and Chief Executive Officer of McNaughton Newspapers--Davis Enterprise, Daily Republic, Mountain Democrat (Placerville), Winters Express and Life Newspapers (El Dorado Hills and Cameron Park) a position he has held since 1985. He has served as the Publisher of the

Fairfield Daily Republic since 1995. Mr. McNaughton has been a resident of Davis since 1973. Mr. McNaughton is a member of the Bank's Audit, and Marketing Committees.

Owen J. Onsum has been President and Chief Executive Officer of First Northern Bank of Dixon since January 1, 1997. He served as Executive Vice President of First Northern Bank of Dixon from 1982 to 1996. Mr. Onsum has worked for First
Northern Bank of Dixon since 1972 and has lived in Dixon since 1971.   Mr. Onsum
is a member of the Bank's Loan, Management, Marketing and Profit Sharing Committees.

David W. Schulze is the owner/operator of a family row crop farming operation. Prior to assuming that position, Mr. Schulze was involved in property management and apartment ownership. Mr. Schulze is a member of the Bank's Compensation, Data Processing Steering, Loan and Management Committees.

     None of the directors of FNCBancorp were selected pursuant to arrangements or understandings other than with the directors and shareholders of FNCBancorp acting within their capacity as such. There are no family relationships between any of the directors, and none of the directors serve as a director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

       Committees of the Board of Directors of FNCBancorp and the Bank

     FNCBancorp does not have Audit, Nominating or Compensation Committees or committees performing similar functions. However, the Board of Directors of the Bank has several standing committees, as discussed below, including an Audit Committee and a Compensation Committee. The Directors of FNCBancorp are also directors of the Bank. As such, the Bank committees supervise and review the activities of the Bank, which constitute substantially all of the assets of FNCBancorp on a consolidated basis. Information regarding the committees of the Bank, and the members thereof, follows.

     The Bank has a standing Audit Committee composed of John M. Carbahal, Gregory DuPratt, William H. Jones, Jr. and Foy S. McNaughton. The Audit Committee reviews and oversees the internal audit results for the Bank. The Audit committee of the Bank held six meetings during 2000.

     The Bank has a standing Management Committee composed of Lori J. Aldrete, Frank J. Andrews Jr., Diane P. Hamlyn, Owen J. Onsum, and David W. Schulze. The Management Committee held two meetings during 2000 for the purpose of considering the Bank's strategic and personnel issues and reviewing the annual budget.

     The Bank has a standing Loan Committee composed of Frank J. Andrews, Jr., John M. Carbahal, John F. Hamel, Diane P. Hamlyn, Owen J. Onsum and David W. Schulze. The Loan Committee held 12 meetings during 2000 for the purpose of approving loans and loan policy.

     The Bank has a standing Profit Sharing Committee composed of Gregory DuPratt, John F. Hamel and Owen J. Onsum. The Profit Sharing Committee held no meetings during 2000 for the purpose of considering plan administration and investments.

     The Bank has a standing Marketing Committee composed of Lori J. Aldrete, Gregory DuPratt, William H. Jones, Jr., Foy S. McNaughton, and Owen J. Onsum. The Marketing Committee held one meeting during 2000 for the purpose of considering the Bank's marketing plan.

     The Bank has a standing Compensation Committee composed of Gregory DuPratt, Diane P. Hamlyn and David W. Schulze. The Compensation Committee held two meetings during 2000 for the purpose of reviewing and recommending to the Bank's Board of Directors the Bank's compensation objectives and policies and administering the FNCBancorp's stock plans.

     The Bank has a standing Data Processing Steering Committee composed of Gregory DuPratt and David W. Schulze. The Data Processing Steering Committee held four meetings during 2000 for the purpose of reviewing the Bank's data processing needs.

     The Bank has several other committees that meet on an as-needed basis. The Bank does not have a nominating committee. The Board of Directors of the Bank performs this function. The procedures for nominating directors of FNCBancorp, other than by the Board of Directors itself, are set forth above in this Proxy Statement. These nomination procedures are designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed.

Charter and Report of the Audit Committee of the Board of Directors of the Bank

     Set forth below is the charter of the Audit Committee of the Bank.

Charter of the Audit Committee of the Board of Directors of First Northern Bank of Dixon

I.  Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     . Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     . Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     . Provide an avenue of communications among the independent auditors, management, the internal auditing department, and the Board of Directors.

     .  Report to the Board of Directors.

     . Encourage adherence to, and continuous improvement of, the Company's policies, procedures, and practices at all levels.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

     The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the

        Committee shall have a basic understanding of finance, accounting, and legal issues pertaining to the Company, and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in seminars, conferences, roundtables, and other educational programs conducted by the Company or an outside organization.

        Audit Committee members shall be appointed by the Chairman of the Board of Directors, who will also have the authority to appoint a Chair. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, and the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.  Audit Committee Responsibilities and Duties

        Review Procedures
        -----------------

        1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

        2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

        3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

        4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

        Independent Auditors
        --------------------

        5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors. The Audit Committee may also recommend any interim discharge of auditors when circumstances warrant.

        6. Make recommendations concerning the fees and other significant compensation to be paid to the independent auditors.

        7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

        8. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

        9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

        10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        Internal Audit Department and Legal Compliance
        ----------------------------------------------

        11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee. The Board of Directors shall consult with the Committee regarding changes in the senior internal audit executive.

        12. Review the appointment, performance, and replacement of the senior internal audit executive.

        13. Review significant reports prepared by the internal audit department together with management's responses and follow-up to these reports.

        14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

        Other Audit Committee Responsibilities
        --------------------------------------

        15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

        16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

        17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

        Other Charter Disclosures
        -------------------------

        18. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the Code.

        19. Periodically perform self-assessment of audit committee performance.

        20. Review financial and accounting personnel succession planning within the company.

        21. Review policies and procedures as well as audit results associated with directors' and executive officers banking transactions to ensure compliance with Regulation O.

                           Report of Audit Committee

        The Charter of the Audit Committee as set forth above was approved by the Board of Directors of the Bank at its meeting of June 15, 2000.

        In connection with the December 31, 2000 financial statements of FNCBancorp, the Audit Committee of the Bank: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the Audit Committee of the Bank recommended to the Board of Directors that the audited financial statements of FNCBancorp be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2000.

        In performing its functions, the Audit Committee of the Bank acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, this report of the Audit Committee of the Bank shall not be deemed to be incorporated by reference into any such filing.

        The Audit Committee of the Bank consists of four "independent directors," as defined in Rule 4200(a)(14) of the NASD's listing standards: John
M. Carbahal, Gregory DuPratt, William H. Jones, Jr. and Foy S. McNaughton.

                                     Respectfully submitted,

                                     John M. Carbahal
                                     Gregory DuPratt
                                     William H. Jones, Jr.
                                     Foy S. McNaughton

Audit and Related Fees

        Audit Fees

        The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements and the Bank's Profit Sharing Plan for fiscal year 2000 and the reviews of the financial statements included in the Company's Form 10-K was $77,280.00. Less than 50% of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2000 were attributed to work performed by persons other than KPMG LLP's full-time, permanent employees.

     Financial Information Systems Design and Implementation Fees

     There were no fees billed for professional services rendered for information technology services related to financial information systems design and implementation by KPMG LLP for fiscal year 2000.

     All Other Fees

     The aggregate fees billed for services rendered by KPMG LLP other than for the services described above, including tax consulting, permitted internal audit outsourcing and other non-audit services, for fiscal year 2000 was $22,300.00.

     The Audit Committee of the Bank considered whether the provision of the services other than the audit services is compatible with maintaining KPMG LLP's independence.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee (the "Committee") of the Board of Directors of the Bank consists of three directors, none of whom is an officer or employee of the Bank or FNCBancorp.

Report of the Compensation Committee of the Board of Directors of the Bank on Executive Compensation

     Membership and Role of the Compensation Committee

     The Committee reviews and recommends to the Bank's Board of Directors, the Bank's compensation objectives and policies and administers the Company's stock plans. The Committee also reviews and recommends the actual compensation of the Bank's Chief Executive Officer. The Committee is assisted by the Bank's human resources personnel and by a compensation consulting firm which supplies the Bank statistical data and other compensation information to permit the Committee to compare the Bank's compensation policies against compensation levels and prerequisites of other banking companies of similar size in California.

     Compensation Philosophy

     The Bank seeks to design compensation programs which are fair and competitive and attract, motivate, and retain excellently performing employees throughout the Bank while maintaining a strong relationship between the overall performance of the Bank and the level of compensation. Furthermore, the Bank believes that compensation programs, especially those for top executives, should be designed in a manner that aligns employee interests with those of the shareholders. In view of these two beliefs, executive compensation programs at the Bank are designed to meet the following objectives:

     . Base salaries will be targeted at the 50/th/ percentile of the Bank's selected peer group levels.

     . Bonus or incentive compensation will be targeted between the 50/th/ and 75/th/ percentile of the Bank's selected peer group levels and will be based on individual, unit and/or total Bank performance. At least 50% of executive bonuses will be tied directly to overall Bank results.

     . Stock options will be granted under the incentive stock option plan by the Committee when appropriate to further the Bank's compensation objectives.

     Compensation Components

     Base Salary.  The salary of the Chief Executive Officer, is reviewed
     -----------
annually by the Committee with reference to several surveys of salaries paid to executives with similar responsibilities at comparable banks. The banking companies against which the Bank compares its compensation are not necessarily those included in the indices used to compare the shareholder return in the Stock Performance Chart. Further, the banking companies selected for such comparison may vary from year to year based upon market conditions and changes in both the Bank's and the comparison banking companies' businesses over time. The Bank believes that base salaries targeted at the 50/th/ percentile of the selected peer group levels are necessary to attract and retain high caliber executives necessary for the successful conduct of the Bank's business.

     Annual Bonus.  The Committee annually reviews and recommends an Incentive
     ------------
Compensation Bonus Plan. The Bank's Incentive Compensation Bonus Plan seeks to motivate executives to work effectively to achieve the Bank's financial performance objectives and to reward them when objectives are met. The Bank's Incentive Compensation Bonus Plan acknowledges bank-wide, individual and unit performance and will be targeted between the 50/th/ and 75/th/ percentile of the selected peer group levels. At least 50% of the executive's bonus will be tied directly to overall Bank results. Under the Bank's Incentive Compensation Bonus Plan all employees, including executive officers, are eligible to receive an annual cash bonus at the end of each year if performance targets set annually by the Management Committee are achieved.

     Option and Stock Purchase Plans.  Under the 2000 Stock Option Plan, key
     -------------------------------
employees may be granted stock options by the Committee, in its discretion. The grants are intended to retain and motivate key employees and to provide a direct link with the interests of the shareholders of FNCBancorp. The Committee, in making its determination as to grant levels, intends to take into consideration:
(i) prior award levels, (ii) total awards received to date by individual employees, (iii) the total stock award to be made and the executive's percentage participation in that award, (iv) the employee's direct ownership of shares of FNCBancorp's common stock, (v) the number of options vested and non-vested, and
(vi) the options outstanding as a percentage of total shares outstanding. The 2000 Stock Option Plan limits the total number shares subject to options that may be granted to a participant in any year to not more than 25,000 shares. The 2000 Employee Stock Purchase Plan enables eligible employees, including officers, to purchase shares of FNCBancorp's common stock at a fifteen percent discount in an amount up to ten percent of the employee's annual compensation. In 2000, the Bank's executive officers were granted stock options in the amounts set forth in the Summary Compensation Table.

     Benefits.  During 2000, the Bank provided medical and other benefits to its
     --------
executive officers that are generally available to the Bank's other employees.

     The Bank is subject to Section 162(m) of the U.S. Internal Revenue Code which limits the deductibility of certain compensation payments made to Executive Officers. The Committee's current view is that Section 162(m) will not limit the Bank's ability to deduct any compensation paid to any Executive Officers.

                                      Respectfully submitted,

                                      Gregory DuPratt,
                                      Diane P. Hamlyn
                                      David W. Schulze

                          Board of Directors Meetings

     In 2000, the Board of Directors of the Bank held 11 regularly scheduled meetings, two special meetings and one joint meeting with the Board of Directors of FNCBancorp. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors held during the period for which he or she has been a director; and (2) the total number of meetings of committees of the Board of Directors on which he or she served during the period for which he or she served.

                           Compensation of Directors

     Each outside director received $800 for each jointly held and regularly scheduled meeting of the Board of Directors of the Bank attended, $400 per special meeting attended, and $250 per committee meeting attended. The Bank paid a total of $127,350 in Directors' fees during 2000.

     In 2000, the Board of Directors and shareholders of the Company approved the Company's Outside Directors 2000 Nonstatutory Stock Option Plan (the "Outside Director's Plan"). Under the Outside Director's Plan, upon election or appointment to the Company's Board of Directors, directors who are not officers or employees of the Bank or the Company receive an automatic, one-time grant of options to purchase 7,011 shares of the Company's stock at an exercise price equal to the fair market value of the common stock on the date of grant. The options to purchase shares of the Company's stock vest 20% on the date of grant and annually thereafter at the rate of 20% per year. During the year 2000 Director Foy S. McNaughton was granted a one-time grant to purchase 7,011 shares. A total of 172,493 shares of FNCBancorp common stock are available for grant under the Outside Director's Plan. If an option granted under the Outside Director's Plan expires, is cancelled, forfeited or terminates without having been fully exercised, the unpurchased shares which were subject to that option again become available for the grant of additional options under the Outside Director's Plan. As of December 31, 2000, there were options outstanding under the Outside Director's Plan to purchase an aggregate of 70,110 shares of FNCBancorp's common stock at an exercise price of $10.78 per share. The market price of FNCBancorp's stock at December 31, 2000 was $17.00 per share. The Bank also pays the premiums on a $25,000 term life insurance policy on the life of each outside director of the Company. Annual premiums for each policy range from $593.76 to $975.24.

     The Bank plans to continue the payment of such fees for regular meetings of the Board and of the Committees of the Board. No other arrangements exist for compensation of the directors of the Bank or the Company.


                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the aggregate remuneration for the services in all capacities paid by the Bank during 1998, 1999 and 2000 to the Chief Executive Officer and each of the three highest paid Executive Officers of the Bank whose total annual salary and bonus exceeded $100,000 ("Named Executive Officers").

                                                                                    Long-Term
                                                                                    Compensation
                       ANNUAL COMPENSATION                                          Awards
Name and Principal                                                                  ------
------------------
Position with the                                                                   Securities
-----------------      Fiscal                                   Other Annual         Underlying              All Other
Bank                   Year      Salary ($)      Bonus ($)      Compensation ($)     Options(#)/(3)/         Compensation /(1)/
-----                  ------    ----------      ---------      ----------------     --------------          ------------------
Owen J. Onsum          2000      $189,874        $185,889                               15,900               $25,433
President, Chief       1999      $182,163        $151,338                               13,133               $22,113
Executive Officer,     1998      $173,609        $ 17,037                               22,260               $22,389
and Director


Donald J. Fish         2000      $114,569        $ 44,468                                9,540               $23,938
Senior Vice            1999      $111,363        $ 37,084       $ 2,780/(2)/             6,678               $17,289
President, Senior      1998      $106,060        $ 10,474       $13,691/(2)/            15,582               $16,038
Credit Officer


Louise A. Walker       2000      $107,226        $ 41,557                                8,480               $19,855
Senior Vice            1999      $ 97,154        $ 32,352                                6,678               $15,274
President/Cashier      1998      $ 85,878        $  8,481                               11,130               $13,411


Robert M. Walker       2000      $100,268        $ 39,209                                7,420               $19,355
Senior Vice            1999      $ 99,466        $ 33,068                                6,678               $15,448
President, Branch      1998      $ 95,713        $  9,379                               11,130               $14,575
Administrator

__________________________
(1) Consists of contributions allocated from the Bank's Profit Sharing Plan and Trust Agreement and payments of life and health insurance premiums.
(2)  Consists of reimbursement for Mr. Fish's relocation expenses.
(3) Adjusted to reflect a two-for-one stock split on August 31, 1998 and five percent stock dividends on each of February 27, 1998 and February 26, 1999, and a six percent stock dividend on February 29, 2000.

Stock Options


     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2000 to the Named Executive Officers. No options granted to Named Executive Officers were exercised during fiscal 2000.

                       Option Grants in Last Fiscal Year

                      Number  of             Percent of Total
                      Securities             Options Granted to    Exercise or                     Grant Date
                      Underlying             Employees in          Base Price        Expiration    Present
Name                  Options Granted /(1)/  Fiscal Year /(2)/     ($/share)/(3)/    Date /(4)/    Value /(5)/
----                  --------------------   ------------------    --------------    -----------   -----------
Owen J. Onsum             15,900                   33%                 $12.85         1/3/2010       $95,616

Donald J. Fish             9,540                   20%                 $12.85         1/3/2010       $57,370

Louise A. Walker           8,480                   18%                 $12.85         1/3/2010       $50,995

Robert M. Walker           7,420                   16%                 $12.85         1/3/2010       $44,621


_________________________
(1) Options are incentive stock options and vest over a five year period commencing on the date of grant at the rate of 20% per year and are adjusted to reflect a six percent stock dividend declared on February 29, 2000.
(2) Based on options to purchase an aggregate of 47,700 shares of common stock granted to employees during the fiscal year ended December 31, 2000.
(3) The exercise price per share of the options granted represents the fair market value of the underlying common stock on the date of grant as determined by the Board of Directors.
(4) The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.
(5) The present value of the options was estimated at the date of grant using a variation of the Black-Scholes option pricing model, which includes the following assumptions: a weighted average risk-free interest rate of 5.16 an expected volatility of 22 percent, a weighted average expected option life of the LTIP of 10 years and expected dividend yield of zero. The weighted average grant date present value of the options granted during 2000 was $6.01 per option. The exercise price of each option equals the fair market value of FNCBancorp's common stock on the date of grant.

     The following table sets forth certain information regarding the value of options held by Named Executive Officers at the end of 2000.

              Aggregated Option Exercises in Last Fiscal Year/(1)/
                       and Fiscal Year-End Option Values

                                                    Securities Underlying
                                                         Unexercised                   Value of Unexercised
                                                         Options at                   In-the Money Options at
                                                    December 31, 2000(#)              December 31, 2000($)/(2)/
                                             ----------------------------------  ---------------------------------
Name and Principal Position with the Bank      Exercisable      Unexercisable     Exercisable      Unexercisable
-------------------------------------------  ---------------  -----------------  --------------  -----------------
Owen J. Onsum                                      27,396           30,908          $123,689          $136,054
    President, Chief Executive Officer
    and Director

Donald J. Fish                                     19,534           19,277          $ 88,802          $ 84,729
    Senior Vice President,
    Senior Credit Officer

Louise A. Walker                                   16,652           16,647          $ 76,575          $ 73,637
    Senior Vice President/Chief Financial
    Officer/Cashier

Robert M. Walker                                   16,440           15,799          $ 75,695          $ 70,117
    Senior Vice President,
    Branch Administrator
------------------------------------------------------------------------------------------------------------------

(1)  No options were exercised in 2000 by the Named Executive Officers.
(2) Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 ($17.00 per share) less the applicable exercise price. The fair market value of FNCBancorp's common stock at December 31, 2000 was determined on the basis of the last sale price reported on the OTC Bulletin Board on or prior to that date.

Employment Agreements

     The Bank and Donald J. Fish, Senior Vice President/Senior Credit Officer, are parties to an employment agreement dated January 1, 1997, which sets forth his compensation level, eligibility for annual and long-term incentive programs and benefits. Mr. Fish's employment is at will and may be terminated by the Bank at any time with or without cause or notice. However, pursuant to the agreement, the Bank will provide him with up to twelve months salary if his employment is terminated by the Bank without a statement of reason or by him for good cause and the termination is not within two years following a change of control of the Bank. If Mr. Fish's employment is terminated by him for good cause or by the Bank without a statement of reasons within two years following a change of control, the Bank shall pay up to 18 months salary and annual incentive benefits. However, Mr. Fish is obligated to reimburse the bank with any income earned during the 18 month period after his termination equal to the amount paid by the Bank.

Profit Sharing Plan

     In 1955, the Bank established the First Northern Bank of Dixon Profit Sharing Plan and Trust Agreement (the "Profit Sharing Plan"). Employees of the Bank who have worked at the Bank at least 1,000 hours during a calendar year are eligible to participate in the Profit Sharing Plan. The Bank generally contributes on an annual basis to the Profit Sharing Plan Trustees an amount equal to the lesser of ten percent of the Bank's net income before taxes net of loan loss experience or fifteen percent of the total annual compensation of all Profit Sharing Plan participants. The Bank's contribution is allocated to each Plan participant's account on the basis of the ratio of each participant's annual compensation to the total annual compensation of all participants. Contributions to a participant's account vest at the end of a period of five years. Distribution of vested amounts under the Profit Sharing Plan are made upon the termination of employment, retirement, disability or death of the participant. In 1997, the Bank added a 401(k) contribution feature to the Profit Sharing Plan allowing employees to make contributions. The Bank's contribution to the Profit Sharing Plan in 2000 was $792,406.31.

Stock Option Plan

     In 2000, the Board of Directors and shareholders of the Company approved the First Northern Community Bancorp 2000 Stock Option Plan (the "2000 Stock Option Plan"). The 2000 Stock Option Plan provides for awards in the form of options, which may constitute incentive stock options ("ISOs") under Section 422(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The 2000 Stock Option Plan provides that ISOs may not be granted at less than 100% of fair market value of FNCBancorp's common stock on the date of the grant, which means the recipient receives no benefit unless FNCBancorp's common stock price increases over the option term. The purpose of the 2000 Stock Option Plan is to promote the long-term success of FNCBancorp and the creation of shareholder value by (i) encouraging key personnel to focus on critical long range objectives, (ii) increasing the ability of the Bank to attract and retain key personnel and (iii) linking key personnel directly to shareholder interests through increased stock ownership. A total of 584,325 shares of FNCBancorp common stock are available for grant under the 2000 Stock Option Plan. If an option granted under the 2000 Stock Option Plan expires, is canceled, forfeited or terminates without having been fully exercised, the unpurchased shares which were subject to that option again become available for the grant of additional options under the 2000 Stock Option Plan.

     The 2000 Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Bank. Subject to the terms of the 2000 Stock Option Plan, the Compensation Committee determines the number of options in the award as well as the vesting and all other conditions. As of December 31, 2000, there were options outstanding under the 2000 Stock Option Plan to purchase an aggregate of 193,051 shares of FNCBancorp's common stock at exercise prices ranging from $11.98 to $12.85 per share or a weighted average exercise price per share of $12.49.

Employee Stock Purchase Plan

     In 2000, the Board of Directors and shareholders of the Company approved the 2000 First Northern Community Bancorp Employee Stock Purchase Plan (the "2000 Employee Stock Purchase Plan") which enables eligible employees of the Bank to purchase shares of FNCBancorp's common stock at a 15% discount in an amount up to 10% of each employee's annual compensation. A total of 568,248 shares of FNCBancorp common stock are available for purchase under the 2000 Employee Stock Purchase Plan.

Certain Transactions

     Certain directors and executive officers and corporations and other organizations associated with them and members of their immediate families were customers of and had banking transactions, including loans, with the Bank in the ordinary course of business in 2000. Such loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collection or have other unfavorable features.

        Security Ownership of Certain Beneficial Owners and Management

     To the knowledge of FNCBancorp, as of the record date for the Annual Meeting, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of FNCBancorp's common stock. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of February 28, 2001.

     The following table shows the number of shares of common stock and the percentage of the shares of common stock beneficially owned (as defined above) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the three other most highly compensated executive officers (whose annual compensation exceeded $100,000) of the Bank and by all directors of FNCBancorp and the executive officers as a group as of February 28, 2001.

                                                    Number of Shares of
Name and Address of                                     common stock
Beneficial Owner (1)                               Beneficially Owned (2)              PERCENT OF CLASS
--------------------                               ---------------------
Lori J. Aldrete (3)                                        11,099                              *
Frank J. Andrews, Jr. (4)                                  10,935                              *
John M. Carbahal (5)                                       14,013                              *
Gregory DuPratt (6)                                        11,471                              *
Donald J. Fish (7)                                         30,020                              1%
John F. Hamel (8)                                          45,160                              1.5%
Diane P. Hamlyn (9)                                        29,408                              *
William H. Jones, Jr. (10)                                 47,126                              1.5%
Foy S. McNaughton (11)                                      3,367                              *
Owen J. Onsum (12)                                        118,668                              3.9%
David W. Schulze (13)                                      58,887                              1.9%
Louise A. Walker (14)                                      28,602                              *
Robert M. Walker (15)                                      25,827                              *

All directors and executive officers as a
 group (13 persons) (16)                                  434,583                            14.14%
 -------------------------------------------

*    Indicates less than 1%.

(1) The address for all persons is 195 North First Street, Dixon, California 95620.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Includes shares of common stock issued pursuant to six percent stock dividends declared on each of February 29, 2000 and February 28, 2001. Shares of common stock subject to options currently exercisable or exercisable within 60 days of February 28, 2001, and shares of common stock to be issued as a result of the declared six percent common stock dividend are deemed to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3) Includes 3,396 shares held jointly with Ms. Aldrete's spouse, 271 shares held in an IRA for Ms. Aldrete and 7,432 shares issuable to Ms. Aldrete upon the exercise of options exercisable within 60 days of February 28, 2001.

(4) Includes 7,432 shares issuable to Mr. Andrews upon the exercise of options exercisable within 60 days of February 28, 2001.

(5) Includes 4,294 shares held jointly with Mr. Carbahal's spouse, 595 shares held by Carbahal & Company, an accountancy corporation of which Mr. Carbahal is a principal and shareholder, 864 shares held by the Carbahal & Company Annual Accumulation, 414 shares held in an IRA for Mr. Carbahal, 414 shares held in an IRA for Mr. Carbahal's spouse and 7,432 shares issuable to Mr. Carbahal upon the exercise of options exercisable within 60 days of February 28, 2001.

(6) Includes 562 shares held in an IRA for Mr. DuPratt, 3,140 shares held in an IRA for Mr. DuPratt's spouse and 7,432 issuable to Mr. DuPratt upon exercise of options exercisable within 60 days of February 28, 2001.

(7) Includes 25 shares held by The Fish Family Trust of which Mr. Fish is a co-trustee and shares voting and investment power with respect to such shares and 29,995 shares issuable to Mr. Fish upon the exercise of options exercisable within 60 days of February 28, 2001.

(8) Includes 26,723 shares held by the R/J Hamel Family Trust of which Mr. Hamel is a co-trustee and shares voting and investment power with respect to such shares, 1,068 shares held jointly with Mr. Hamel's spouse, 9,937 shares held in an IRA for Mr. Hamel and 7,432 shares issuable to Mr. Hamel upon the exercise of options exercisable within 60 days of February 28, 2001.

(9) Includes 56 shares held by Ms. Hamlyn as custodian for Catherine S. Lindley, 34 shares held by Ms. Hamlyn as custodian for Stephen A. Lindley, 10,791 shares held separately in Ms. Hamlyn's spouse's name, 928 shares held jointly with Ms. Hamlyn's spouse, 2,535 shares held in an IRA for Ms. Hamlyn, 645 shares held separately in the name of Janet Diane Hamlyn, 2,966 shares held by the Davisville Travel Profit Sharing Plan of which Ms. Hamlyn is trustee and shares voting and investment power with respect to such shares, and 7,432 shares issuable to Ms. Hamlyn upon the exercise of options exercisable within 60 days of February 28, 2001.

(10) Includes 2,606 shares held jointly with Mr. Jones' spouse, 14,631 shares held in an IRA for Mr. Jones and 7,432 shares issuable to Mr. Jones upon the exercise of options exercisable within 60 days of February 28, 2001.

(11) Includes 393 shares held by The McNaughton Family Trust of which Mr. McNaughton is a co-trustee and shares voting and investment power with respect to such shares and 2,974 shares issuable to Mr. McNaughton upon the exercise of options exercisable within 60 days of February 28, 2001.

(12) Includes 11,382 shares held jointly with Mr. Onsum's spouse, 1,313 shares held by Mr. Onsum as custodian for Matthew David Onsum, 1,313 shares held by Mr. Onsum as custodian for Brandon John Onsum, 47,742 shares held by the First Northern Bank of Dixon Profit Sharing Plan, of which Mr. Onsum is a trustee and shares voting and investment power with respect to such shares, and 56,876 shares issuable to Mr. Onsum upon the exercise of options exercisable within 60 days of February 28, 2001.

(13) Includes 2,477 shares held separately in Mr. Schulze's spouse's name and 7,432 shares issuable to Mr. Schulze upon the exercise of options exercisable within 60 days of February 28, 2001.

(14) Includes 2,744 shares held jointly with Ms. Walker's spouse, 47 shares held by Ms. Walker as custodian for Jonathan Walker, 33 shares held by Ms. Walker as custodian for Steven Walker, 8 shares held by Ms. Walker as custodian for James R. Robinson and 25,770 shares issuable to Ms. Walker upon the exercise of options exercisable within 60 days of February 28, 2001.

(15) Includes 24,472 shares issuable to Mr. Walker upon the exercise of options exercisable within 60 days of February 28, 2001.

(16) Includes 199,543 shares issuable upon the exercise of options exercisable within 60 days of February 28, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act, as administered by the Securities and Exchange Commission (the "SEC") requires FNCBancorp's directors and executive officers and persons who own more than ten percent of a registered class of FNCBancorp equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of FNCBancorp. Executive officers, directors and greater than ten percent shareholders are required by the SEC to furnish FNCBancorp with copies of all Section 16(a) forms they file. Based upon review of such reports, FNCBancorp believes that all reports required by Section 16(a) of the Exchange Act to be filed by its executive officers and directors during the last fiscal year were filed on time.

Stock Performance Graph

                         STOCK PERFORMANCE CHART/(1)/

First Northern Community Bancorp
Performance Graph Information  (page 19 of Proxy)

-----------------------------------------------------------------------------------------------------------------------
                                                                        Period Ending
-----------------------------------------------------------------------------------------------------------------------
Index                                     12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
-----------------------------------------------------------------------------------------------------------------------
First Northern Community Bank              $100.00      $101.49      $134.87      $137.92      $142.28      $188.18
-----------------------------------------------------------------------------------------------------------------------
Russell 2000                               $100.00      $116.49      $142.55      $138.92      $168.45      $163.36
-----------------------------------------------------------------------------------------------------------------------
Northern California Peer Group*            $100.00      $139.12      $235.35      $215.00      $238.42      $239.28
-----------------------------------------------------------------------------------------------------------------------

(1) Assumes $100 invested on December 31, 1995 in the Bank's Common Stock, the Russell 2000 composite stock index and *SNL Securities' index of twelve Northern California bank stocks, with reinvestment of dividends. Source:
     SNL Securities.


                                  PROPOSAL 2
                                  ----------

                           Ratification of Auditors

     At the Meeting a vote will be taken on a proposal to ratify the appointment of KPMG LLP, by the Board of Directors, to act as independent auditors of the Bank and FNCBancorp for the year ending December 31, 2001. KPMG LLP acted as independent accountants and auditors for the fiscal year ending December 31, 2000.

     It is anticipated that a representative of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KPMG LLP AS
                                              ---
THE BANK'S AND FNCBANCORP'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                    REPORTS

     FNCBancorp files periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

                             SHAREHOLDER PROPOSALS

     Under the rules of the regulatory authorities, if a shareholder wants to include a proposal in FNCBancorp's proxy statement and form of proxy for presentation at the 2002 annual meeting of shareholders, the proposal must be received by FNCBancorp at its principal executive offices by November 25, 2001.

     Under FNCBancorp's bylaws, as permitted by the regulatory authorities, certain procedures are provided which a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders.

     Nomination of directors must be made by notification in writing delivered or mailed to the President of the Company at the Company's principal executive offices not less that 30 days or more than 60 days prior to any meeting of shareholders called for elections of directors and must contain certain information about the director nominee. FNCBancorp's annual meeting of shareholders is generally held on the fourth Thursday of April. If FNCBancorp's 2002 annual meeting of shareholders is held on schedule, FNCBancorp must receive notice of any nomination no earlier than February 25, 2002, and no later than March 27, 2002. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

     Notice of any business item proposed to be brought before an annual meeting by a shareholder must be received by the Secretary of FNCBancorp not less than 70 days or more than 90 days prior to the first anniversary of the preceding year's annual meeting. FNCBancorp must receive notice of any proposed business item no earlier than January 27, 2002, and no later than February 16, 2002. If FNCBancorp does not receive timely notice, FNCBancorp's bylaws preclude consideration of the business item at the annual meeting. With respect to notice of a proposed item of business, the bylaws provide that the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and certain information regarding the shareholder giving the notice.

     A copy of FNCBancorp's bylaws may be obtained upon written request to the Secretary of FNCBancorp at the Bank's principal executive offices.

                                 OTHER MATTERS

     The management of the Company is not aware of any other matters to be presented for consideration at the Meeting or any adjournments or postponements thereof. If any other matters should properly come before the Meeting, it is intended that the persons named in the enclosed Proxy will vote

          Revocable Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on April 26, 2001

          The undersigned hereby appoint(s) Dorothy F. Wallace and Ernest J. Weyand, and either of them, each with full power of substitution as Proxy for the undersigned, to attend the Annual Meeting of the Shareholders of First Northern Community Bancorp to be held at the First Northern Bank Operations Center, 210 Stratford Avenue, Dixon, California, at 7:30 p.m. on April 26, 2001, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below:

          THE BOARD OF DIRECTORS RECOMMENDS A "FOR" VOTE ON EACH OF ITEMS 1 AND 2 BELOW:

(1) To elect the following ten (10) persons to the Board of Directors to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and qualified:

          Lori J. Aldrete          Gregory DuPratt     William H. Jones, Jr.    David W. Schulze
          Frank J. Andrews, Jr.    John F. Hamel       Foy S. McNaughton
          John M. Carbahal         Diane P. Hamlyn     Owen J. Onsum

          [_] VOTE FOR ALL NOMINEES LISTED ABOVE, except for the nominees named, if any:

          ----------------------------------------------------------------------

          [_]  VOTE WITHHELD

(2) PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as the independent public accountants for 2001.

          [_]  FOR       [_]  AGAINST      [_]  ABSTAIN


(3) In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the meeting.

          This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted for some or all of the nominees listed under Item 1, in the manner described in the Proxy Statement dated March 28, 2001, and in favor of Item
     2. This proxy confers on the proxyholders the power of cumulative voting as described in such Proxy Statement.

          Please sign exactly as name appears herein. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

               Dated:  _______________, 2001   Signed  _________________________


               Dated:  _______________, 2001   Signed  _________________________

--------------------------------------------------------------------------------
   Please sign exactly as shown below and give your full title, if applicable
--------------------------------------------------------------------------------

I/We do [_]    do not [_]     expect to attend this meeting.     Number expected to attend: _____________

          Please indicate how you would like your nametag(s) to read:

   ________________________                       __________________________
                                  Please Type
   ________________________        or Print       __________________________



                PLEASE PROMPTLY COMPLETE THIS PROXY AND RETURN
                          IT IN THE ENCLOSED ENVELOPE


Name on account and number of shares
as of February 28, 2001